SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the registrant [X]

Filed by a party other than the registrant [ ]


[ ]    Preliminary proxy statement          [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X]    Definitive proxy statement

[ ]    Definitive additional materials

[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               Atlas Minerals Inc.
                -------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    -------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11:

(1)    Title of each class of securities to which transaction applies:

(2)    Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)    Proposed maximum aggregate value of transaction:

(5)    Total fee paid:

[ ]    Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount previously paid:

(2)    Form, schedule or registration statement no.:

(3)    Filing party:

(4)    Date filed:

                               ATLAS MINERALS INC.
                      10920 WEST ALAMEDA AVENUE, SUITE 205
                            LAKEWOOD, COLORADO 80226





                                 April 17, 2002



Dear Shareholder:

We cordially invite you to attend Atlas Minerals Inc.'s Annual Meeting of Shareholders at 10:00 A.M. (MDT) on May 16, 2002, at 1225 Seventeenth Street, Suite 2850, Denver, Colorado 80202. The Secretary's Notice of Meeting and the accompanying Proxy Statement describe the business of the Annual Meeting of Shareholders. The Annual Report of the Company is being mailed to you herewith.

Your Board of Directors and Management look forward to greeting personally those shareholders able to attend.

At the meeting, shareholders will be asked to (i) elect five directors, (ii) ratify the approval of a stock option plan, (iii) ratify the selection of Horwath Gelfond Hochstadt Pangburn, P.C. as independent certified public accountants, and (iv) transact such other business as may properly come before the meeting.

Your Board of Directors recommends a vote FOR the election of the persons nominated to serve as directors, FOR the ratification of the approval of the stock option plan proposal, and FOR the ratification of the selection of Horwath Gelfond Hochstadt Pangburn P.C. as the Company's independent auditors for the fiscal year ended December 31, 2002. Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the meeting.

Your interest and participation in the affairs of the Company are most appreciated.


Sincerely,

/s/ H.R. (Roy) Shipes


H.R. (Roy) Shipes
Corporate Secretary

                               ATLAS MINERALS INC.
                      10920 West Alameda Avenue, Suite 205
                            Lakewood, Colorado 80226


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


The annual meeting of shareholders of Atlas Minerals Inc. will be held on May 16, 2002 at 10:00 A.M. (MDT) (the "Meeting"), at 1225 Seventeenth Street, Suite 2850, Denver, Colorado 80202, for the following purpose:

     (1) To elect five Directors to hold office until the 2002 Annual Meeting of Shareholders and until their successors shall be elected and shall qualify;

     (2)  To ratify the approval of the Atlas  Minerals  Inc.  2001 Stock Option
          Plan;

     (3) To ratify the selection of Horwath Gelfond Hochstadt Pangburn, P.C. as independent auditors for Atlas Minerals Inc. for the fiscal year ending December 31, 2002; and

     (4) To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on April 5, 2002 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. A complete list of such shareholders will be available at the principal executive offices of the Company for ten (10) days before the meeting.

All shareholders are cordially invited to attend the Meeting in person. Regardless of whether you plan to attend the Meeting, please sign and date the enclosed Proxy and return it promptly in the accompanying envelope, postage for which has been provided if mailed in the United States. The prompt return of proxies will ensure a quorum and save the Company the expense of further solicitation. Any shareholder returning the enclosed Proxy may revoke it prior to its exercise by voting in person at the meeting or by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date.




                              /s/ H.R. (Roy) Shipes

                                H.R. (Roy) Shipes
                               Corporate Secretary

April 17, 2002

                               ATLAS MINERALS INC.
                      10920 West Alameda Avenue, Suite 205
                            Lakewood, Colorado 80226

                         ANNUAL MEETING OF SHAREHOLDERS
           TO BE HELD ON THURSDAY, MAY 16, 2002 AT 10:00 A.M. (MDT) AT 1225 SEVENTEENTH STREET, SUITE 2850, DENVER, COLORADO 80202

                                 PROXY STATEMENT

                                  INTRODUCTION

This Proxy Statement is being furnished by Atlas Minerals Inc., a Colorado corporation ("the Company"), to its shareholders in connection with the solicitation of proxies to be voted at the annual meeting of shareholders to be held on May 16, 2002 and at any adjournments thereof (the "Meeting").

This Proxy Statement is being mailed or given by the Company to all shareholders entitled to vote at the Meeting on or about April 26, 2002, together with the Proxy and the Annual Report of the Company, including the audited financial statements for the fiscal year ended December 31, 2001, as contained in the Form 10-KSB as filed with the Securities and Exchange Commission.

The principal executive offices of the Company are located at 10920 West Alameda Avenue, Suite 205, Lakewood, Colorado 80226 (telephone: 303-306-0823).

                                VOTING SECURITIES

The only class of voting securities of the Company is its Common Stock. On April 5, 2002, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, 6,061,518 shares of Common Stock (par value $0.01) of the Company were outstanding. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Meeting

Shareholders have one vote for each share of the Company's Common Stock registered in their names. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of the Company's Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the conduct of business. The Company is incorporated in Colorado, and is not required by Colorado corporation law or its Articles of Incorporation to permit cumulative voting in the election of directors. Accordingly abstentions or broker non-votes will have no impact on the election. In all other matters, action is approved if the votes cast in favor exceed the votes cast in opposition, and therefore abstentions and broker non-votes will not be the equivalent of negative votes.

                             REVOCABILITY OF PROXIES

When the enclosed Proxy is properly executed and returned, the shares it represents will be voted at the Meeting in accordance with any directions noted thereon, and if no directions are indicated, the shares it represents will be voted in favor of the proposals set forth in the notice attached hereto. Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it any time before its exercise. You have the right to cancel or change your proxy once you have returned it to the Company by doing the following at any time prior to the Meeting: (i) you can deliver a written notice of cancellation of your proxy to the principal executive office of the Company; or (ii) you can fill out and mail another proxy card with a later date to the Company; or (iii) you can attend the Meeting and vote in person.

                             SOLICITATION OF PROXIES

All expenses in connection with solicitation of proxies will be borne by the Company. The Company will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending proxy material to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies by mail, but directors, officers, and other employees of the Company may also solicit in person, by telephone, by telegraph or by mail. They will not, however, receive additional compensation for soliciting shareholder proxies. Except as described above, the Company does not intend to solicit proxies other than by mail. The Company has engaged the services of Allen Nelson & Co. ("Nelson & Co.") of P.O. Box 16157, Seattle, Washington, U.S.A. 98116, as agents to solicit proxies on behalf of management of the Company. Nelson & Co. will be paid a fee by the Corporation of approximately US$800 for its services.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information concerning the only persons believed by us to own more than 5% of the Company's Common Stock and (i) each director of the Company, (ii) the Company's executive officers, and (iii) all directors and executive officers as a group. No officer or director owned any stock in any subsidiary of the Company as of March 28, 2002:

                                              Amount and Nature of
Name and Address of Beneficial Owner          Beneficial Ownership     Percent of Class
------------------------------------          --------------------     ----------------
H.R. (Roy) Shipes, Chairman, CEO,
  Secretary and Director (1)                    1,196,686 (4)(5)            19.27%
11251 E. Camino del Sahuaro
Tucson, AZ  85711

Lindner Asset Management, Inc. (2)                959,981                   15.84%
520 Lake Cook Road, Suite 380
Deerfield, IL  60015

Pension Benefit Guaranty Corporation (3)          822,841                   13.57%
1200 K. Street N.W., Suite 870
Washington, D.C. 20005

Gerald E. Davis, President, CFO,
  and Director (1)                                463,304 (4)(5)             7.46%
10920 West Alameda Avenue, Suite 205
Lakewood, CO  80226

                                       2


                                              Amount and Nature of
Name and Address of Beneficial Owner          Beneficial Ownership     Percent of Class
------------------------------------          --------------------     ----------------

Robert Miller, Director (1) (6)                   100,000 (4)                1.65%
520 Lake Cook Road, Suite 380
Deerfield, IL  60015

David A. Groshoff , Director (1)(7)               100,000 (4)                1.65%
8044 Montgomergy Road, Suite 480
Cincinnati, OH  45236

Douglas R. Cook, Director (1)                     125,595 (4)                2.04%
2485 Greensboro Drive
Reno, NV  89509

All current directors and executive
  Officers as a group (5 persons)              1,985,585                    29.81%

------------------

(1) Nominee as Director and includes shares which the listed shareholder has the right to acquire, from options, within 60 days after December 31, 2001, as follows: H.R. Shipes, 150,000; Gerald E. Davis, 150,000; Robert Miller, 100,000; David A. Groshoff, 100,000; and Douglas R Cook, 100,000, for a total of 600,000 shares.
(2) Lindner Asset Management, Inc. beneficially owns and has sole voting and dispositive power over these shares of Common Stock, which shares are owned by Lindner Asset Allocation Fund and shared voting and dispositive power over zero shares of Common Stock.
(3) Pacholder Associates, Inc. beneficially owns and has sole voting and dispositive power over these shares of Common Stock as agent for Pension Benefit Guaranty Corporation, which in turn serves as trustee for the Atlas Corporation Pension Plan.
(4) Includes 100,000 stock options granted on September 7, 2001, pursuant to the Company's Stock Option Plan (the "Plan"). The stock options are exercisable at $0.12 per share expiring on or before September 6, 2011.
(5) Includes 50,000 stock options granted on November 1, 2001 pursuant to the Company's Plan. The stock options are exercisable at $0.09 per share expiring on or before October 31, 2011.
(6) Mr. Miller is Vice President and Chief Financial Officer of Lindner Asset Management, Inc.
(7) Mr. Groshoff is Senior Vice President and Assistant General Counsel of Pacholder Associates, Inc.


                                CHANGE IN CONTROL

Effective June 19, 2001, Lindner Asset Management, Inc., Pacholder Associates, Inc., H.R. (Roy) Shipes and Gerald E. Davis ("Reporting Persons") entered into a shareholders' agreement ("Shareholders' Agreement") as a result of their dissatisfaction with the Company's then-current Board of Directors and the business strategies being pursued by the Company at that time. Pursuant to the Shareholders' Agreement, each Reporting Person had the right to designate one nominee, and such four nominees were authorized to appoint the fifth nominee. The Shareholders' Agreement further provided that each Reporting Person would vote the shares of Common Stock owned by him or it in favor of the Director nominees proposed by the other Reporting Persons.

In order to implement the proposed change in the Company's Board of Directors, on June 27, 2001, the Reporting Persons delivered a written proposal to the Company's Board of Directors (the "Proposal"). The Proposal requested that existing Directors resign and appoint as their successors the slate of Directors to be named by the Reporting Persons. The Proposal was accompanied by a written demand (the "Demand") upon the Issuer that a special shareholders meeting be held on July 31, 2001. The Demand was based on provision of Colorado law and also on the Company's Bylaws, both of which authorize the shareholders to demand a meeting if the Company has failed to hold a shareholders meeting within a specified period of time, which it had failed to do.

In response to the Demand, and in accordance with materials prepared and filed by the Company with the Securities and Exchange Commission, the Company held a special shareholders meeting on September 7, 2001 (the "Meeting") for the purpose of electing directors. At the Meeting, the Directors nominated by the Reporting Persons (the "New Directors") were elected. The New Directors are Gerald E. Davis, H.R. (Roy) Shipes, David A. Groshoff, Robert Miller and Douglas
R. Cook. Messrs. Groshoff and Miller are employees of, and were designated by Pacholder Associates, Inc. and Lindner Asset Management, Inc., respectively.

A meeting of the Board of Directors was subsequently held at which the Reporting Persons concluded that the intended change in control of the Company had been achieved. As a result, the Shareholders' Agreement and the group that was established by such agreement were terminated.

There is no arrangement known to the Company, the operation of which may at a subsequent date result in a change of control of the Company.

                                   PROPOSAL 1:
                      NOMINATION AND ELECTION OF DIRECTORS

Five Directors are to be elected to hold office until the next annual meeting of shareholders and until his or her successor is elected and has qualified or until his or her death, resignation or removal. Listed below are the five current directors, all of whom were elected as directors at the last annual meeting of shareholders held on September 7, 2001, all of whom have been selected by the Board of Directors for nomination for re-election and all of whom have agreed to be named in this Proxy Statement and to stand for election as a director. There are no family relationships among directors or executive officers

The following table sets forth certain information regarding the Company's directors and nominees for election as at March 28, 2002:


                               Director of the    Position and       Principal Occupation, Past 5 Years' Business
Name and Position        Age    Company since     Offices Held          Experience and Other Directorships Held
----------------------- ------ ----------------- ---------------- ----------------------------------------------------
H.R. (Roy) Shipes        58     Sept. 7, 2001    Chairman,        President of Mining and Construction Suppliers,
Director                                         Chief            Inc. since March 2000; President of Western States
                                                 Executive        Engineering, Inc. since January 1996; President of
                                                 Officer and      Arimetco International Inc. (3), 1990 to present.
                                                 Corporate
                                                 Secretary (1)


                                       4



                               Director of the    Position and       Principal Occupation, Past 5 Years' Business
Name and Position        Age    Company since     Offices Held          Experience and Other Directorships Held
----------------------- ------ ----------------- ---------------- ----------------------------------------------------

Gerald E. Davis          53     Sept. 7, 2001    President and    Chief Financial Officer and previously other
Director                                         Chief            management positions with Archangel Diamond
                                                 Financial        Corporation, Denver, Colorado; Director of
                                                 Officer (2)      International Green Ice Inc. since May 2000;
                                                                  consultant to mining industry, January-July 1997;
                                                                  President and a Director of Atlas, August 1995
                                                                  through December 1996, Chief Executive Officer and
                                                                  Director of its subsidiary, Cornerstone Industrial
                                                                  Minerals Company, June 1995 through December 1996.-

Douglas R. Cook          76      July 21,1988                     President of Cook Ventures, Inc., a geological
Director                                                          consulting firm; Chairman of the Board of Atlas
                                                                  from  November 1, 1996 to September 18, 1998;
                                                                  Director, Parker Mining since March 2001;
                                                                  Director, Pegasus Mining Corporation from April
                                                                  1991 to January 1999.  Director, Archangel Diamond
                                                                  Corporation, December 1996 to July 1998.

Robert Miller            45     Sept. 7, 2001                     Vice President and Chief Administrative Officer,
Director                                                          since April 2001, of Lindner Asset Management,
                                                                  Inc. (4); Investment Advisor to Lindner Funds;
                                                                  Vice President, Franklin Enterprises, Inc.,
                                                                  private investment management, since 1987.

David A. Groshoff        29     Sept. 7, 2001                     Senior Vice President and Assistant General
Director                                                          Counsel and previously held other positions with
                                                                  Pacholder Associates, Inc., since September 1997;
                                                                  from May 1995 through August 1997 employed by
                                                                  Katz Management Group, a professional athlete
                                                                  representation firm; Director of Allis Chalmers
                                                                  since October 1999.
--------------------

(1) From September 7, 2001 to March 10, 2002, Mr. Shipes served as the Chief Executive Officer of the Company.
(2) From September 7, 2001, to March 10, 2002, Mr. Davis served as Chairman, Principal Financial Officer and Secretary of the Company.
(3) A wholly-owned subsidiary of Arimetco International Inc. filed Chapter 11 Bankruptcy in January 1997.
(4) Lindner Asset Management, Inc. beneficially owns and has sole voting and dispositive power over 959,981 shares of Common Stock of the Company, which shares are owned by Lindner Asset Allocation Fund and shared voting and dispositive power over zero shares of Common Stock.
(5) Pacholder Associates, Inc. beneficially owns and has sole voting and dispositive power over 822,841shares of Common Stock in the Company as agent for Pension Benefit Guaranty Corporation, which in turn serves as trustee for the Atlas Corporation Pension Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE ABOVE LISTED NOMINEES FOR ELECTION AS DIRECTORS.

                          BOARD COMMITTEES AND MEETINGS

The Company has an Audit Committee and a Compensation Committee, for which the Board of Directors appoints all members. The Board members on each of the Audit Committee and the Compensation Committee are Messrs. Cook, Groshoff and Miller.

                             COMPENSATION COMMITTEE

The principal functions of the Compensation Committee are to establish and review the Company's compensation policies and to recommend compensation for senior officers. It is the policy of the Committee to monitor the goals of the Company's executive officers as they continue to strive to improve corporate performance and increase shareholder value. It is the Committee's goal that executive compensation be linked to competitive conditions and to expected contributions to improvements in the Company's' performance and share price. The Committee believes that this policy will contribute to the maximization of the possibilities for enhanced shareholder value by assisting the Company in attracting, retaining and motivating executive officers and employees who will contribute to the growth and success of the Company.

The principal components of the compensation program are basic salary and, in appropriate cases, cash bonus based on achievement of specified performance goals. The Committee reviews each executive officer's salary periodically. In considering salary, the Committee has considered the executive officer's level of responsibility and accountability, prior experience and comparisons with comparable businesses.

                                 AUDIT COMMITTEE

The role of the Audit Committee of the Board of Directors, which is composed of Robert Miller (Chair), Douglas R. Cook and David A. Groshoff, is to assist the Board in its oversight of the Company's financial reporting process. The Board has determined that all members of the Audit Committee are "independent," as required by Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

The principal functions of the Audit Committee are to assist the Board in its oversight of the Company's financial reporting process, recommend the selection of the Company's auditors, review with the auditors the scope and anticipated cost of their audit, and receive and consider a report from the auditors concerning their conduct of the audit.

                             AUDIT COMMITTEE REPORT

The Audit Committee of the Atlas Minerals Inc. Board of Directors (the "Committee") is composed of three independent directors. The Audit Committee recently adopted a written charter, and it is attached hereto as Appendix A. The members of the Committee are Robert Miller (Chair), Douglas R. Cook and David A. Groshoff. The Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent auditors.

Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Committee's responsibility is to monitor and oversee these processes.

In performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also met with and discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect.

Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors their independence from the Company and its management, and has considered whether the provision of non-audit services to the Company by the independent auditors is compatible with maintaining the auditors' independence, and concluded that it is compatible.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not employed by the Company for accounting, financial management or internal control purposes, and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

Based upon the reports and discussions described above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

                                Submitted by:  Robert Miller
                                               Douglas R. Cook
                                               David A. Groshoff

                                               constituting the Audit Committee

                               MEETING ATTENDANCE

During the fiscal year ended December 31, 2001, the Board of Directors held seven meetings, the Audit Committee held one meeting and the Compensation Committee held one meeting. Until the last annual meeting of shareholders held September 7, 2001, the Board consisted of six members. On September 7, 2001, the number of directors was decreased to five. Prior to September 7, 2001, all but one of the directors, Douglas R. Cook, attended at least 75% of the aggregate of the meetings of the Board of Directors. Mr. Cook attended 40% of the aggregate of the meetings of the Board of Directors. All five of the directors elected on September 7, 2001 each attended 100% of the September 7, 2001 and subsequent Board meetings held. All committee members attended the one Audit Committee meeting and the one Compensation Committee meeting held during the fiscal year ended December 31, 2001.

            COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT

Under Section 16 of the Securities Exchange Act 1934, the Company's directors and executive officers and persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of Common Stock and subsequent changes to that ownership to the Securities and Exchange Commission by specified due dates. Based solely on a review of copies of such forms, or written representations of such persons, to the Company's knowledge all of these filing requirements were satisfied.

                             EXECUTIVE COMPENSATION

The following table sets forth all compensation paid by the Company, for the years ended December 31, 2001, 2000 and 1999 to the Company's named executive officers. No executive officer received cash compensation in excess of $100,000 during 2001.

                                                                     All Other
Name and Principal Position           Year Ended        Salary      Compensation
------------------------------------- ------------- --------------- ------------

H.R. (Roy) Shipes (1) Chairman,       Dec 31, 2001      $7,500          Nil
Chief Executive Officer and           Dec 31, 2000         Nil          Nil
Secretary                             Dec 31, 1999         Nil          Nil



Gerald E. Davis (2)                   Dec 31, 2001     $18,750          Nil
President and Chief Financial         Dec 31, 2000         Nil          Nil
Officer                               Dec 31, 1999         Nil          Nil



Gregg B. Shafter (3)                  Dec 31, 2001         Nil          Nil
President                             Dec 31, 2000     $19,307          Nil
                                      Dec 31, 1999    $115,337        3,498 (4)

---------------------
(1) Mr. Shipes was appointed by the Company as Chairman, Chief Executive Officer, and Secretary on March 11, 2002 after having previously been appointed Chief Executive Officer on September 7, 2001.
(2) Mr. Davis was appointed by the Company as President and Chief Financial Officer on March 11, 2002 after having previously been appointed Chairman, Principal Financial Officer and Secretary on September 7, 2001.
(3) Mr. Shafter resigned as President and a Director of the Company on February 10, 2000.
(4) Includes contributions by the Company to the Investment Savings Plan for Employees of Atlas (the "Plan"). In 2000 the Board of Directors agreed to discontinue the Plan. Presently all contributions to the Plan have ceased, and the Company is in the process of terminating the Plan and distributing all remaining assets thereof.

The following table sets forth a summary of the non-cash compensation awarded in the form of Common Stock or stock options granted to the named executive officers of the Company for the fiscal year ended December 31, 2001:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                                           Number of
                                           Securities    Percent of Total
                                           Underlying     Options/SARs
                                          Options/SARs      Granted to      Exercise Price
                                           Granted (1)    Employees in         per Share
Name                                           (#)         Fiscal Year         ($/Share)      Expiration Date
--------------------------------------   -------------   ----------------   ---------------   ------------------
H.R. (Roy) Shipes                             100,000        33 1/3%              0.12         Sept. 6, 2011
Chairman, Chief Executive Officer              50,000        16 2/3%              0.09         Oct. 31, 2011
and Secretary

Gerald E. Davis                               100,000        33 1/3%              0.12         Sept. 6, 2011
President and                                  50,000        16 2/3%              0.09         Oct. 31, 2011
Chief Financial Officer

----------------

(1) Granted under the Atlas Minerals Inc., 2001 Stock Option Plan, which covers 900,000 shares of Common Stock, subject to shareholders' approval at the Meeting.

The Company did not reprice downward any stock options or SARs held by the named executive officers during the fiscal year ended December 31, 2001.

Securities authorized for issuance under equity compensation plans as at the fiscal year ended December 31, 2001 are as follows:

         AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The Named Executive Officers did not exercise any options during the most recently completed fiscal year ended December 31, 2001.

                                                                                 Value of Unexercised
                                                                                Options/SARs at FY-End
                                                                Unexercised          in-the-Money
                                                              Options/SARs at   Options/SARs at FY-End
                              Securities                           FY-End
                              Acquired on      Aggregate        Exercisable/         Exercisable/
                               Exercise      Value Realized    Unexercisable        Unexercisable
Name                             (#)              ($)               (#)                  ($)
--------------------------    ------------   --------------   ----------------   ----------------------
H.R. Shipes                       0                0              150,000               $3,000
Chairman, Chief Executive                                               0                   $0
Officer and Secretary


Gerald E. Davis                   0                0              150,000               $3,000
President and                                                           0                   $0
Chief Financial Officer


                          STOCK OPTION PLAN INFORMATION

                                                                                            Number of securities
                                                                                          remaining available for
                               Number of securities to                                     future issuance under
                               be issued upon exercise     Weighted-average exercise     equity compensation plans
                               of outstanding options,   price of outstanding options,     (excluding securities
                                 warrants and rights          warrants and rights         reflected in column (a))
                              -------------------------- ------------------------------- ---------------------------
                                         (a)                          (b)                           (c)
----------------------------- -------------------------- ------------------------------- ---------------------------
Equity compensation plans                N/A                          N/A                           N/A
approved by security holders

Equity compensation plans                600,000 (1)                 $0.115                         300,000
not approved by security
holders
----------------------------- -------------------------- ------------------------------- ---------------------------
           Total                         600,000                     $0.115                         300,000


(1) On September 7, 2001, the Board of Directors of the Company authorized the approval of the Atlas Minerals Inc., 2001 Stock Option Plan covering 900,000 shares of Common Stock (the "Plan"). Under the provisions of the Plan, on September 7, 2001, the Board of Directors granted 500,000 options exercisable at a price of $0.12 per share at any time on or before September 6, 2011. Of these options, 300,000 were granted to members of the Board and 200,000 to executive officers. On October 31, 2001 the Board of Directors granted an additional 100,000 options, in aggregate, exercisable at a price of $0.09 per share at any time on or before October 31, 2011 to the executive officers. The Plan will be submitted to shareholders of the Company at the Meeting, for ratification of the approval of the Plan by the Board of Directors.


                            COMPENSATION OF DIRECTORS

Prior to September 7, 2001, payments made to Directors in 2001 totaled $14,000 for their attendance at three Board meetings. Effective September 7, 2001, Directors are entitled to receive $1,000 for each meeting, with a cap on such compensation at $5,000 per year, plus $500 for each committee meeting. After September 7, 2001, $1,000 was paid to Directors for one committee meeting in 2001, but payment of fees was waived for one additional Board meeting held in 2001 subsequent to September 7, 2001.

The Board of Directors of the Company has awarded stock options to acquire Common Stock of the Company to its Directors in recognition of services (see "Security Ownership of Certain Beneficial Owners and Management"). The Company did not reprice downward any stock options or SARs held by any of its Directors during the fiscal year ended December 31, 2001.

No consulting contracts have been entered into in consideration of any Director's service on the Board. There are no employment contracts, termination of employment agreements, or change-in-control arrangements with any Director.

                                   PROPOSAL 2:
                          APPROVAL OF STOCK OPTION PLAN

On September 7, 2001, the Board of Directors of the Company authorized the approval of the Atlas Minerals Inc., 2001 Stock Option Plan (the "Plan"), subject to shareholder approval at the next meeting of shareholders. The following is a summary description of the Plan.

General Plan Information
------------------------

The name of the Plan is the "Atlas Minerals Inc. 2001 Stock Option Plan." Atlas Minerals Inc. is the company whose securities are to be offered pursuant to the Plan. The Plan has been established to closely align the interests of management of the Company and its affiliates with its shareholders, and to maintain competitive compensation levels for such persons through provision of equity ownership in the form of incentive stock options ("ISOs") granted to its employees and non-qualified stock options ("NQOs") granted to its officers, directors, key employees and certain consultants.

The Plan was initially established by the Board of Directors on September 7, 2001, covering 900,000 shares of common stock, subject to ratification of the Plan by the shareholders at the next annual or special meeting of shareholders. No awards can be made under the Plan after September 6, 2011; provided, however, that the Plan, and all awards made under the Plan prior to such date, shall remain in effect until such awards have been satisfied or terminated in accordance with their terms. The Plan is not subject to the Employee Retirement Income Security Act of 1974.

The Plan is administered by a Committee appointed by the Board of Directors from its members (which may be the full Board). The members of the Committee sit at the pleasure of the Board and may be replaced by it. The Committee members are fiduciaries and have authority to designate the persons eligible to participate and receive awards under the Plan, set the option price and make and amend all rules and regulations relating to the Plan.

Securities to be Offered
------------------------

900,000 shares of common stock of the Company ($.01 par value) are to be offered pursuant to the Plan. This number may change in the future, but any increase in such number must be approved by the shareholders of the Company at a duly called meeting.

Employees Who May Participate in the Plan
-----------------------------------------

All employees of the Company are eligible (but not all may be selected) to participate in the Plan. Non-employee directors and consultants may also participate but are not entitled to receive incentive stock options. The Committee (or the Board if it chooses to act) shall select persons entitled to receive stock options under the Plan with each member exercising his/her discretion as to eligibility of an employee to receive the stock option.

Purchase of Securities Pursuant to the Plan and Payment for Securities Offered
------------------------------------------------------------------------------

There is no period of eligibility for an optionee to participate in the Plan, although the Committee may establish eligibility rules for new optionees and also establish "vesting" periods for the stock options granted to be effective. Stock options granted under the Plan can have a maximum duration of five years, and no stock options can be granted after September 6, 2011. The Option exercise price is set by the Committee at the time of grant. In the case of ISOs, the price must equal (i) the fair market value of the common stock at the time of grant or (ii) 110% of the fair market value if, at the time the Option is granted, the Participant owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporation of the Company). In the case of NQOs, the price is established by the Committee in its discretion with reference to fair market value at the time of grant, but such price may be less than the fair market value. There are no limits on the amount of shares an eligible employee can receive under the Plan; except that the aggregate fair market value of common stock subject to an ISO granted to an employee which may be exercised for the first time by such employee in any calendar year cannot exceed $100,000.

Optionees must pay the full purchase price for shares purchased under a stock option at the time of exercise, unless the Committee authorizes at time of grant payment by a promissory note, in shares of the Company's stock, or a combination of the two. The Plan does authorize the Committee to grant options accompanied by stock appreciation rights, rights to have stock withheld or rights to deliver stock already owned in payment of the exercise price of an option. The terms and conditions of such rights are set forth in an individual's stock option agreement.

Employees are not required or permitted to contribute a part of his/her wages to the Plan. The Company does not issue periodic reports to employees who are granted options under the Plan. Securities issued under the Plan will be from authorized but unissued shares of the Company. There are no fees, commissions or other similar charges associated with issuance of shares of common stock under the Plan, except possible transfer agent costs.

Resale Restrictions
-------------------

Shares issued to optionees upon exercise of stock options under the Plan are "restricted securities" as defined under the Securities Act of 1933, unless a Form S-8 Registration Statement covering such shares is effective. Restricted shares cannot be freely sold and must be sold pursuant to an exemption from registration (such as Rule 144) which exemptions typically impose conditions on the sale of the shares.

Tax Effects of Plan Participation
---------------------------------

Incentive Stock Options
-----------------------

An incentive stock option results in no taxable income to the optionee or a deduction to us at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as long-term capital gain. If the shares are disposed of during this period, however, (i.e., a "disqualifying disposition"), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income. The optionee's basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his income as a result of a disqualifying disposition.

Non-Qualified Stock Options
---------------------------

A non-qualified stock option results in no taxable income to the optionee or deduction to us at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to us in the year of exercise in an amount equal to the taxable compensation realized by the optionee.

The optionee's basis in such shares is equal to the sum of the option price plus the amount includible in his income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be long-term or short-term gain (no loss), depending upon the holding period of the shares.

If a non-qualified option is exercised by tendering previously-owned shares of the Company's common stock in payment of the option price, then, instead of the treatment described above, the following will apply. A number of new shares equal to the number of previously-owned shares tendered will be considered to have been received in a tax-free exchange; the optionee's basis and holding period for such number of new shares will be equal to the basis and holding period of the previously-owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee's basis in such excess shares will be equal to the amount of such compensation income, and his holding period in such shares will begin on the date of exercise.

Investment of Funds
-------------------

There is no investment of funds under the Plan.

Withdrawal from the Plan; Assignment of Interest
------------------------------------------------

There are no provisions for withdrawal by an optionee in the Plan. An optionee is not permitted to assign or pledge his/her stock options granted under the Plan, except by will or under the laws of descent and distribution.

Forfeitures and Penalties
-------------------------

If an employee terminates his employment with the Company, except termination due to death, permanent disability or retirement, his/her stock options terminate immediately. Upon death, permanent disability or retirement of an optionee, he or she, or his/her successors or representatives may exercise any rights the optionee had at the date of death for a period of 90 days with respect to retirement and one year with respect to death or disability.

Charges, Deductions and Liens
-----------------------------

Other than transfer agent fees, transfer taxes and similar charges, there are no other fees or costs to which an optionee is subject under the Plan. There are no provisions for creation of a lien to secure any obligations under the Plan.

Administrative Provisions
-------------------------

With the consent of the Participant affected thereby, the Committee may amend or modify the terms of any outstanding Options in any manner, provided that the amended or modified terms are permitted by the Plan as then in effect. Without limiting the generality of the foregoing sentence, the Committee may, with the consent of the Participant affected thereby, modify the exercise price, number of shares or other terms and conditions of an Option, extend the term of an Option, accelerate the exercisability of an Option, accept the surrender of any outstanding Option, or, to the extent not previously exercised, authorize the grant of new Options in substitution for surrendered Options.

The period during which an Option may be exercised shall be fixed by the Committee in its sole discretion at the time such Option is granted; provided, however, that in no event shall such period exceed 10 years from its date of grant or, in the case of a Participant who owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary of the Company), 5 years from its date of grant.

The maximum number of shares of Common Stock reserved for issuance under the Plan is subject to adjustment upon changes in capitalization of the Company as provided for in the Plan. The maximum number of shares authorized may also be increased from time to time by approval of the Board and, if required pursuant to Rule 16b-3 under the Exchange Act, Section 422 of the Code or the rules of any exchange or the National Association of Securities Dealers, the stockholders of the Company.

There are two executive officers and three directors of the Company who qualify as Participants under the Plan. The following table identifies the Options granted under the Plan as at the date hereof:

                                NEW PLAN BENEFITS

                   ATLAS MINERALS INC., 2001 STOCK OPTION PLAN

Name and Position                         Dollar Value ($)      Number of Units
-----------------                         ----------------      ---------------
H.R. Shipes, CEO,
  Chairman & Secretary                           Nil                  150,000

Gerald E. Davis,
  President & CFO                                Nil                  150,000

     Executive Group Total                       Nil                  300,000
     Non-Executive Director Group                Nil                  300,000
                                                                      -------
                       Total                     Nil                  600,000


The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting is required for approval of the 2001 Stock Option Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPROVAL OF THE PLAN.

                                   PROPOSAL 3:
                              SELECTION OF AUDITORS

Horwath Gelfond Hochstadt Pangburn, P.C. has acted as the Company's independent auditors for the fiscal year ended December 31, 2001, and representatives of that firm are expected to be present at the Meeting and they will be afforded an opportunity to make a statement if they wish to do so, and to respond to appropriate questions. During the year ended December 31, 2001, Horwath Gelfond Hochstadt Pangburn, P.C. rendered no services other than financial statement audit and review services.

It is expected that such firm will be engaged to render the same services to the Company with respect to the current year. Fees incurred for Horwath Gelfond Hochstadt Pangburn, P.C. for audit and review services rendered with respect to the fiscal year ended December 31, 2001 were $23,130, together with reimbursable expenses of $0.

Although shareholder approval of the appointment of Horwath Gelfond Hochstadt Pangburn, P.C. as the Company's auditors is not required, the Board of Directors requests approval by the shareholders. In the event the appointment should not be approved by the shareholders, the Board of Directors will make another appointment to be effective at the earliest possible time.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF HORWATH GELFOND HOCHSTADT PANGBURN, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS.

                                 OTHER BUSINESS

Management of the Company knows of no matter other than foregoing to be brought before the Meeting. However, the enclosed proxy gives discretionary authority in the event any additional matters should be presented.

                SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Proposals of Shareholders intended to be presented at the Company's annual meeting of shareholders to be held in 2003 must be received by the Secretary of the Company by December 31, 2002 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                  ANNUAL REPORT

The Company's Annual Report on Form 10-KSB, including financial statements for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission, is being mailed concurrently herewith. The Annual Report on Form 10-KSB is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. Any shareholder who does not receive a copy of such Annual Report on Form 10-KSB may obtain one by writing to the principal executive office of the Company.

                      COPY OF MATERIALS FILED WITH THE SEC

We file annual, quarterly and period reports, proxy statements and other information with the Securities and Exchange Commission ("SEC") using the SEC's EDGAR system. You can find our SEC filings on the SEC's web site, www.sec.gov. You may read and copy any materials that we file with the SEC at its Public Reference Room at 450 5th Street, NW, Washington, D.C. 20549. Our common stock is traded on the OTC Pink Sheets under the symbol "ATMR."

                       By Order of the Board of Directors

                              /s/ H.R. (Roy) Shipes

                                H.R. (Roy) Shipes
                               Corporate Secretary
Denver, Colorado
April 17, 2002

                                   Appendix A
                               Atlas Minerals Inc.

                             Audit Committee Charter
                            (Adopted March 26, 2002)

Role
----

The primary responsibility of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities for Management's conduct of the Company's financial reporting processes.

Membership and Meetings
-----------------------

The Audit Committee shall be comprised of not less than three members of the Board of Directors. The Committee's composition will meet the requirements of the Rule 4200(a)(14) of the listing standards of the National Association of Securities Dealers.

The Audit Committee will establish its meeting schedule, including executive sessions with Management internal audit staff and the outside auditors.

Responsibilities
----------------

The Company's Management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing the financial statements. Additionally, the Company's financial management including the internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information of the Company than does the Audit Committee. Consequently, the Committee's role is one of oversight and it does not provide any expert assurance or certification as to the Company's financial statements or the work of the outside auditors or that of the internal audit staff. However, the outside auditor and the director of internal audit are ultimately accountable to the Board of Directors and the Audit Committee.

The following functions are the common recurring activities of the Audit Committee in carrying out its oversight function:

     o The Audit Committee will review and discuss with Management the audited financial statements;

     o The Audit Committee will discuss with the outside auditors the matters required to be discussed by Statement of Auditing Standards No. 61;

     o    The Audit Committee will:

          o Annually request from the outside auditors a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board No. 1 and Rule 2-01 of Regulation S-X;

          o Discuss with the outside auditors any such disclosed relationships and their impact of the outside auditors any such disclosed relationships and their impact on the outside auditor's independence;

          o Consider whether the provision of services by the auditor of the type required to be disclosed pursuant to Item 9 of Schedule 14A under the Securities Exchange Act of 1934 is compatible with maintaining the auditor's independence; and

          o Recommend that the Board of Directors take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

     o The Audit Committee will discuss with Management, the director of internal audit and the outside auditors the adequacy of the Company's internal controls;

     o The Audit Committee, based on the above review and discussions, will make a recommendation to the Board of Directors as to the inclusion of the Company's audited financial statements in the Company's Annual Report to the Securities and Exchange Commission on Form 10-K or Form 10-KSB;

     o The Audit Committee, subject to any action that may be taken by the Board of Directors, will have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor;

     o    The Audit  Committee  will review the  adequacy of this  Charter on an
          annual  basis  and  recommend  any  changes   believed  by  it  to  be
          appropriate to the Board of Directors.

------------------------------------------------------------------------------

                                      PROXY
------------------------------------------------------------------------------

                              ATLAS MINERALS, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 16, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     KNOW ALL PERSONS BY THESE PRESENTS: That the undersigned shareholder of Atlas Minerals, Inc. (the "Company") hereby constitutes and appoints Gerald E. Davis and H. R. (Roy) Shipes, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of the Common Stock of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the offices of counsel to the Company, 1225
Seventeenth Street, Suite 2850, Denver, Colorado, at 10:00 a.m. Mountain Daylight Time, and at any adjournment or adjournments thereof.

     1. To elect the following five (5) directors to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified: H. R. (Roy) Shipes, Gerald E. Davis, Douglas R. Cook, Robert L. Miller and David A. Groshoff. (Each shareholder entitled to vote at the meeting has the right to vote the number of shares held by him or her for each of the five (5) director nominees. Election of the director nominees requires the affirmative vote of a majority of the votes cast at the Annual Meeting.)

                                               FOR              AGAINST

        H. R. (Roy) Shipes                 ____________      _____________

        Gerald E. Davis                    ____________      _____________

        Douglas R. Cook                    ____________      _____________

        Robert L. Miller                   ____________      _____________

        David A. Groshoff                  ____________      _____________


     2. To approve the Stock Option Plan dated September 7, 2001.

        For  _______                     Against  ______

     3. To ratify the election of Horwath Gelfond Hochstadt Pangburn P.C. as auditors for the Company for the fiscal year ending December 31, 2002.

        For  _______                    Against  ______


     4. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO PROPOSALS ONE, TWO AND THREE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED HEREBY WILL BE VOTED FOR PROPOSALS ONE, TWO AND THREE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

     Please mark, date and sign your name and return the Proxy in the enclosed envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.

Date:  ____________________, 2002


                                            ____________________________________
                                            Signature(s)


                                            ____________________________________
                                            Print Name


                                            ____________________________________
                                            Street Address


                                            ____________________________________
                                            City, State and Zip Code


                                            ____________________________________
                                            Number of shares of Common Stock


Please check if you intend to be present at the meeting: _________


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